Prospectus supplement dated August 16, 2021
to the following prospectus(es):
Market Street VIP/2 Annuity (NLAIC) prospectus dated May 1, 2008
Market Street VIP/2 Annuity (NLIC) prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
Upon recommendation of DWS Bond VIP’s (the "Fund"), investment advisor, DWS Investment Management Americas, Inc. (the "Advisor"), the Board of Trustees of Deutsche DWS Variable Series I (the "Board"), approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the Deutsche DWS Variable Series I - DWS Bond VIP: Class A will be liquidated and dissolved (the "Liquidation"). The Liquidation is expected to occur on or about October 28, 2021 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about October 28, 2021, the Fund will no longer be available for purchase or exchanges by new investors.
•	At any time prior to the Liquidation Date, shareholders may redeem their shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (the "Acquiring Fund") and the Fund will be dissolved.
•	Shareholders whose shares are involuntarily redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.
•	On or about the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
Accordingly, Appendix A: Sub-Account Information is amended as follows:
Deutsche DWS Variable Series I – DWS Bond VIP: Class A
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective October 28, 2021
Investment Advisor:	DWS Investment Management Americas, Inc.
Investment Objective:	Seeks to maximize total return consistent with preservation of capital and prudent investment management.
PROS-0557
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